SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February  25, 2002

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of January 30, 2001, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1)

                    Residential Asset Mortgage Products, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                  333-60164             41-1955181
  (STATE OR OTHER JURISDICTION        (COMMISSION         (I.R.S. EMPLOYER
       OF INCORPORATION)             FILE NUMBER)        IDENTIFICATION NO.)


     8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (952) 857-7000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                         Exhibit Index Located on Page 4



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               20.1 Residential Asset Mortgage  Products,  Inc., GMACM Home Loan
                    Trust 2001-HLTV1, GMACM Home Loan-Backed Term Notes, GMACM Series 2001-HLTV1 Servicing Certificate for Payment Date 02/25/02

                                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                      Registrant



                                 By:    /s/ Patricia C. Taylor
                                        ------------------------------------
                                 Name:  Patricia C. Taylor
                                 Title: Vice President



Date: February 25, 2002

               20.1 Residential Asset Mortgage  Products,  Inc., GMACM Home Loan
                    Trust 2001-HLTV1, GMACM Home Loan-Backed Term Notes, GMACM Series 2001-HLTV1 Servicing Certificate for Payment Date 02/25/02



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